                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                      ------------------------------------


        Date of report (Date of earliest event reported): April 22, 2002


                              CARDIAC SCIENCE, INC.
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


            0-19567                                     33-0465681
      (Commission File No.)                 (IRS Employer Identification No.)


                              16931 Millikan Avenue
                                Irvine, CA 92606
              (Address of Principal Executive Offices and Zip Code)

               Registrant's telephone number, including area code:
                                 (949) 587-0357

ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE

         On April 22, 2002, Cardiac Science, Inc. (the "Company") issued a press release discussing results for the first quarter of 2002. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

ITEM 7.       Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Businesses Acquired:  None.

         (b)  Pro Forma Financial Information:     None.

         (c)  Exhibits:

                99.1 Press Release of Cardiac Science, Inc., issued on April 22, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


CARDIAC SCIENCE, INC.


By: /s/ Raymond W. Cohen
Raymond W. Cohen,
President and Chief Executive Officer

Dated: April 23, 2002